1 Earnings Release Supplement Second Quarter 2025 (UNAUDITED) August 5, 2025

2 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

3 Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties.

4 Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non- GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimis. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit- defined FFO unless otherwise noted.

5 Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our on-going operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results.

6 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

7 Summary Financial Results (Unaudited) (Amounts in thousands, except per share metrics and statistics) For the Three Months Ended June 30, For the Six Months Ended June 30, 2025 2024 2025 2024 Net (loss) income attributable to common stockholders $ (1,612) $ 30,849 $ (6,296) $ 28,733 Net (loss) income per diluted share $ (0.02) $ 0.23 $ (0.06) $ 0.21 Total revenues $ 192,917 $ 193,903 $ 377,395 $ 382,045 EBITDAre (1) $ 61,050 $ 69,755 $ 119,499 $ 130,954 Adjusted EBITDAre (1) $ 50,919 $ 55,920 $ 95,926 $ 104,721 FFO (1) $ 26,886 $ 34,934 $ 50,082 $ 60,422 Adjusted FFO (1) $ 32,707 $ 36,370 $ 60,066 $ 66,366 FFO per diluted share and unit (1) $ 0.22 $ 0.28 $ 0.40 $ 0.49 Adjusted FFO per diluted share and unit (1) $ 0.27 $ 0.29 $ 0.49 $ 0.54 Pro Forma (2) RevPAR $ 128.79 $ 133.94 $ 126.90 $ 128.89 RevPAR Contraction (3.8) % (1.5) % Hotel EBITDA $ 68,421 $ 75,664 $ 134,026 $ 142,164 Hotel EBITDA Margin 35.5% 38.1% 35.5% 37.1 % Hotel EBITDA Margin Change (266) bps (161) bps Same Store (3) RevPAR $ 128.07 $ 132.89 $ 127.17 $ 128.65 RevPAR Contraction (3.6) % (1.1) % Hotel EBITDA $ 65,811 $ 73,087 $ 130,987 $ 138,821 Hotel EBITDA Margin 35.2% 38.1% 35.6% 37.3 % Hotel EBITDA Margin Change (289) bps (172) bps 1. See tables later in this presentation for a discussion and reconciliation of Net income to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of Operating income to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. 2. Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 97 lodging properties owned as of June 30, 2025, as if each hotel had been owned by the Company since January 1, 2024 and remained open for the entirety of the measurement period. As a result, all pro forma information includes operating and financial results for hotels acquired since January 1, 2024, which may include periods prior to the Company’s ownership. Pro forma and non- GAAP financial measures are unaudited. 3. All same store information includes operating and financial results for 95 hotels owned as of January 1, 2024, and at all times during the three and six months ended June 30, 2025 and 2024.

8 Summary Pro Forma Operating Results (Unaudited) (Amounts in thousands, except operating statistics) 1. Unaudited pro forma information includes operating results for 97 hotels owned as of June 30, 2025, as if all such hotels had been owned by the Company since July 1, 2024. For hotels acquired by the Company after July 1, 2024, the Company has included in the pro forma information the financial results of each of the hotels for the period from July 1, 2024, to June 30, 2025. The financial results for the hotels include information provided by the third-party owner of such hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after July 1, 2024, the Company excludes the financial results of each of those hotels from July 1, 2024 to the date the hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results. 2024 2025 Trailing Twelve Months Ended Pro Forma Operating Data: (1) Q3 Q4 Q1 Q2 June 30, 2025 Pro forma room revenue $ 162,848 $ 156,955 $ 163,731 $ 170,599 $ 654,133 Pro forma other hotel operations revenue 19,689 20,299 20,747 22,318 83,053 Pro forma total revenues 182,537 177,254 184,478 192,917 737,186 Pro forma total hotel operating expenses 120,357 116,886 118,873 124,496 480,612 Pro forma hotel EBITDA $ 62,180 $ 60,368 $ 65,605 $ 68,421 $ 256,574 Pro forma hotel EBITDA Margin 34.1% 34.1% 35.6% 35.5% 34.8 % Pro Forma Statistics: (1) Rooms sold 991,580 957,027 946,105 1,029,583 3,924,295 Rooms available 1,338,979 1,339,060 1,309,950 1,324,598 5,312,587 Occupancy 74.1% 71.5% 72.2% 77.7% 73.9 % ADR $ 164.23 $ 164.00 $ 173.06 $ 165.70 $ 166.69 RevPAR $ 121.62 $ 117.21 $ 124.99 $ 128.79 $ 123.13 Actual Statistics: Rooms sold 966,019 935,012 946,105 1,029,583 3,876,719 Rooms available 1,311,563 1,312,953 1,309,950 1,324,598 5,259,064 Occupancy 73.7% 71.2% 72.2% 77.7% 73.7 % ADR $ 162.95 $ 163.47 $ 173.06 $ 165.70 $ 166.27 RevPAR $ 120.02 $ 116.42 $ 124.99 $ 128.79 $ 122.57

9 Adjusted EBITDAre Reconciliation (Unaudited) (Amounts in thousands) For the Three Months Ended June 30, For the Six Months Ended June 30, 2025 2024 2025 2024 Net income $ 2,037 $ 38,698 $ 2,660 $ 41,531 Depreciation and amortization 37,259 36,458 74,489 73,257 Interest expense 20,628 20,830 40,584 42,412 Interest income on cash deposits (132) (264) (245) (421) Income tax expense 1,178 2,375 1,932 2,592 EBITDA 60,970 98,097 119,420 159,371 Loss (gain) on disposal of assets and other dispositions, net 80 (28,342) 79 (28,417) EBITDAre 61,050 69,755 119,499 130,954 Amortization of key money liabilities (129) (121) (258) (242) Equity-based compensation 2,789 2,635 4,705 4,483 Debt transaction costs 15 17 15 581 Gain on extinguishment of debt — (3,000) — (3,000) Non-cash interest income — (133) — (266) Non-cash lease expense, net 133 149 266 222 Casualty losses (gains), net 430 (607) 724 (881) Other — 50 — 362 Loss (income) related to non-controlling interests in consolidated joint ventures 769 1,375 (514) 737 Adjustments related to non-controlling interests in consolidated joint ventures (14,138) (14,200) (28,511) (28,229) Adjusted EBITDAre $ 50,919 $ 55,920 $ 95,926 $ 104,721

10 Adjusted FFO Reconciliation (Unaudited) (Amounts in thousands, except per share metrics) For the Three Months Ended June 30, For the Six Months Ended June 30, 2025 2024 2025 2024 Net income $ 2,037 $ 38,698 $ 2,660 $ 41,531 Preferred dividends (3,968) (3,968) (7,938) (7,938) Distributions to and accretion of redeemable non-controlling interests (657) (657) (1,314) (1,314) Loss (income) related to non-controlling interests in consolidated joint ventures 769 1,375 (514) 737 Net (loss) income applicable to common shares and Common Units (1,819) 35,448 (7,106) 33,016 Real estate-related depreciation 36,694 35,266 73,357 70,869 Loss (gain) on disposal of assets and other dispositions, net 80 (28,342) 79 (28,417) FFO adjustments related to non-controlling interests in consolidated joint ventures (8,069) (7,438) (16,248) (15,046) FFO applicable to common shares and Common Units 26,886 34,934 50,082 60,422 Amortization of deferred financing costs 1,677 1,621 3,350 3,240 Amortization of franchise fees 175 161 350 325 Amortization of intangible assets, net 262 911 524 1,822 Equity-based compensation 2,789 2,635 4,705 4,483 Debt transaction costs 15 17 15 581 Gain on extinguishment of debt — (3,000) — (3,000) Non-cash interest income — (133) — (266) Non-cash lease expense, net 133 149 266 222 Casualty losses (gains), net 430 (607) 724 (881) Deferred tax expense (benefit) 843 — 1,168 (3) Other — 50 — 362 AFFO adjustments related to non-controlling interests in consolidated joint ventures (503) (368) (1,118) (941) AFFO applicable to common shares and Common Units $ 32,707 $ 36,370 $ 60,066 $ 66,366 FFO per share of common share/Common Unit $ 0.22 $ 0.28 $ 0.40 $ 0.49 AFFO per common share/Common Unit $ 0.27 $ 0.29 $ 0.49 $ 0.54 Weighted-average diluted common shares/Common Units 123,125 123,834 123,742 123,664

11 Reconciliation to Adjusted EBITDAre - By Ownership Interest (Unaudited) (Amounts in thousands, except statistics) 1. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 2. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. Summit GIC Other GIC JV Other JVs Wholly-Owned Joint Venture (2) Joint Ventures (2) Combined Pro Rata Adj Pro Rata Adj Pro Rata For The Three Months Ended June 30, 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 Number Rooms Sold 606,839 612,628 400,531 381,879 22,213 20,357 1,029,583 1,014,864 Number of Rooms Available 777,656 793,346 521,734 488,341 25,208 25,025 1,324,598 1,306,712 Occupancy 78.0% 77.2% 76.8% 78.2% 88.1% 81.3% 77.7% 77.7 % Average Daily Rate $ 167.52 $ 176.51 $ 160.68 $ 159.37 $ 206.33 $ 198.02 $ 165.70 $ 170.49 Room Revenue PAR $ 130.72 $ 136.30 $ 123.36 $ 124.62 $ 181.81 $ 161.08 $ 128.79 $ 132.41 Room Revenue $ 101,657 $ 108,134 $ 64,359 $ 60,860 $ 4,583 $ 4,031 $ 170,599 $ 173,025 Other revenue 11,258 10,682 7,962 7,425 3,098 2,771 22,318 20,878 Total Revenue $ 112,915 $ 118,816 $ 72,321 $ 68,285 $ 7,681 $ 6,802 $ 192,917 $ 193,903 Hotel EBITDA $ 38,064 $ 44,300 $ 27,691 $ 26,829 $ 2,548 $ 1,900 $ 68,303 $ 73,029 % margin 33.7% 37.3% 38.3% 39.3% 33.2% 27.9% 35.4% 37.7 % Net income (loss) $ 3,656 $ 41,751 $ (1,656) $ (2,842) $ 37 $ (211) $ 2,037 $ 38,698 $ 773 $ 1,354 $ (4) $ 21 $ 2,806 $ 40,073 Depreciation and amortization 19,456 19,315 16,617 16,051 1,186 1,092 37,259 36,458 (8,142) (7,865) (119) (109) 28,998 28,484 Interest expense 7,813 8,071 11,507 11,755 1,308 1,004 20,628 20,830 (5,638) (5,760) (131) (100) 14,859 14,970 Interest income (119) (253) (13) (11) — — (132) (264) 6 5 — — (126) (259) Income tax expense 1,120 825 58 1,550 — — 1,178 2,375 (28) (760) — — 1,150 1,615 EBITDA 31,926 69,709 26,513 26,503 2,531 1,885 60,970 98,097 (13,029) (13,026) (254) (188) 47,687 84,883 Loss (gain) on disposal of assets and other dispositions, net 61 (28,290) 19 (52) — — 80 (28,342) (9) 25 — — 71 (28,317) EBITDAre 31,987 41,419 26,532 26,451 2,531 1,885 61,050 69,755 (13,038) (13,001) (254) (188) 47,758 56,566 Amortization of key money liabilities (60) (51) (51) (52) (18) (18) (129) (121) 25 25 2 2 (102) (94) Equity-based compensation 2,789 2,635 — — — — 2,789 2,635 — — — — 2,789 2,635 Debt transaction costs — 17 — — 15 — 15 17 — — (2) — 13 17 Gain on extinguishment of debt — (3,000) — — — — — (3,000) — — — — — (3,000) Non-cash interest income (1) — (133) — — — — — (133) — — — — — (133) Non-cash lease expense, net 126 141 7 8 — — 133 149 (3) (4) — — 130 145 Casualty losses (gains), net 283 76 141 (700) 6 17 430 (607) (69) 343 (1) (2) 360 (266) Other (315) 50 — — 315 — — 50 — — (29) — (29) 50 Adjusted EBITDAre $ 34,810 $ 41,154 $ 26,629 $ 25,707 $ 2,849 $ 1,884 $ 64,288 $ 68,745 $ (13,085) $ (12,637) $ (284) $ (188) $ 50,919 $ 55,920

12 Reconciliation to Adjusted EBITDAre - By Ownership Interest (Unaudited) (Amounts in thousands, except statistics) 1. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 2. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. Summit GIC Other GIC JV Other JVs Wholly-Owned Joint Venture (2) Joint Ventures (2) Combined Pro Rata Adj Pro Rata Adj Pro Rata For The Six Months Ended June 30, 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 Number Rooms Sold 1,146,478 1,179,616 784,518 762,837 44,692 41,890 1,975,688 1,984,343 Number of Rooms Available 1,546,706 1,617,442 1,037,794 990,370 50,048 50,050 2,634,548 2,657,862 Occupancy 74.1% 72.9% 75.6% 77.0% 89.3% 83.7% 75.0% 74.7 % Average Daily Rate $ 166.09 $ 173.21 $ 169.38 $ 165.34 $ 246.73 $ 239.01 $ 169.22 $ 171.57 Room Revenue PAR $ 123.11 $ 126.32 $ 128.05 $ 127.35 $ 220.33 $ 200.04 $ 126.90 $ 128.09 Room Revenue $ 190,418 $ 204,320 $ 132,885 $ 126,124 $ 11,027 $ 10,012 $ 334,330 $ 340,456 Other revenue 20,928 20,549 15,954 15,268 6,183 5,772 43,065 41,589 Total Revenue $ 211,346 $ 224,869 $ 148,839 $ 141,392 $ 17,210 $ 15,784 $ 377,395 $ 382,045 Hotel EBITDA $ 67,440 $ 78,595 $ 59,751 $ 57,490 $ 6,739 $ 5,468 $ 133,930 $ 141,553 % margin 31.9% 35.0% 40.1% 40.7% 39.2% 34.6% 35.5% 37.1 % Net (loss) income $ (164) $ 41,764 $ 545 $ (1,930) $ 2,279 $ 1,697 $ 2,660 $ 41,531 $ (286) $ 907 $ (228) $ (170) $ 2,146 $ 42,268 Depreciation and amortization 38,736 38,605 33,476 32,477 2,277 2,175 74,489 73,257 (16,403) (15,914) (228) (218) 57,858 57,125 Interest expense 15,469 16,658 22,952 23,746 2,163 2,008 40,584 42,412 (11,246) (11,636) (216) (201) 29,122 30,575 Interest income (221) (402) (24) (19) — — (245) (421) 12 9 — — (233) (412) Income tax expense 1,239 850 693 1,742 — — 1,932 2,592 (340) (854) — — 1,592 1,738 EBITDA 55,059 97,475 57,642 56,016 6,719 5,880 119,420 159,371 (28,263) (27,488) (672) (589) 90,485 131,294 Loss (gain) on disposal of assets and other dispositions, net 38 (28,290) 41 (127) — — 79 (28,417) (20) 62 — — 59 (28,355) EBITDAre 55,097 69,185 57,683 55,889 6,719 5,880 119,499 130,954 (28,283) (27,426) (672) (589) 90,544 102,939 Amortization of key money liabilities (119) (103) (103) (103) (36) (36) (258) (242) 50 50 4 4 (204) (188) Equity-based compensation 4,705 4,483 — — — — 4,705 4,483 — — — — 4,705 4,483 Debt transaction costs — 567 — 14 15 — 15 581 — (7) (2) — 13 574 Gain on extinguishment of debt — (3,000) — — — — — (3,000) — — — — — (3,000) Non-cash interest income (1) — (266) — — — — — (266) — — — — — (266) Non-cash lease expense, net 253 244 13 (22) — — 266 222 (6) 11 — — 260 233 Casualty losses (gains), net 540 386 170 (863) 14 (404) 724 (881) (83) 425 (1) 40 640 (416) Other (315) 362 — — 315 — — 362 — — (32) — (32) 362 Adjusted EBITDAre $ 60,161 $ 71,858 $ 57,763 $ 54,915 $ 7,027 $ 5,440 $ 124,951 $ 132,213 $ (28,322) $ (26,947) $ (703) $ (545) $ 95,926 $ 104,721

13 Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited) (Amounts in thousands, except per share metrics) 1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. 2. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 3. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis. Summit GIC Other GIC JV Other JVs Wholly-Owned Joint Venture (1) Joint Ventures (1) Combined Pro Rata Adj Pro Rata Adj Pro Rata For The Three Months Ended June 30, 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 Net income (loss) $ 3,656 $ 41,751 $ (1,656) $ (2,842) $ 37 $ (211) $ 2,037 $ 38,698 $ 773 $ 1,354 $ (4) $ 21 $ 2,806 $ 40,073 Preferred dividends (3,968) (3,968) — — — — (3,968) (3,968) — — — — (3,968) (3,968) Distributions to and accretion of redeemable non-controlling interests (657) (657) — — — — (657) (657) — — — — (657) (657) Net (loss) income applicable to common shares and Common Units (969) 37,126 (1,656) (2,842) 37 (211) (2,588) 34,073 773 1,354 (4) 21 (1,819) 35,448 Real estate-related depreciation 19,316 19,181 16,210 15,011 1,168 1,074 36,694 35,266 (7,943) (7,355) (117) (107) 28,634 27,804 Loss (gain) on disposal of assets and other dispositions, net 61 (28,290) 19 (52) — — 80 (28,342) (9) 24 — — 71 (28,318) FFO applicable to common shares and Common Units 18,408 28,017 14,573 12,117 1,205 863 34,186 40,997 (7,179) (5,977) (121) (86) 26,886 34,934 Amortization of deferred financing costs 1,062 1,161 554 445 61 15 1,677 1,621 (271) (218) (6) (2) 1,400 1,401 Amortization of franchise fees 89 83 86 78 — — 175 161 (42) (38) — — 133 123 Amortization of intangible assets (8) — 270 911 — — 262 911 (132) (446) — — 130 465 Equity based compensation 2,789 2,635 — — — — 2,789 2,635 — — — — 2,789 2,635 Debt transaction costs — 17 — — 15 — 15 17 — — (2) — 13 17 Gain on extinguishment of debt — (3,000) — — — — — (3,000) — — — — — (3,000) Non-cash interest income (2) — (133) — — — — — (133) — — — — — (133) Non-cash lease expense, net 126 141 7 8 — — 133 149 (3) (4) — — 130 145 Casualty losses (gains), net 283 76 141 (700) 6 17 430 (607) (69) 342 (1) (2) 360 (267) Deferred tax expense (benefit) 956 — (113) — — — 843 — 55 — — — 898 — Other (315) 50 — — 315 — — 50 — — (32) — (32) 50 AFFO applicable to common shares and common units (3) $ 23,390 $ 29,047 $ 15,518 $ 12,859 $ 1,602 $ 895 $ 40,510 $ 42,801 $ (7,641) $ (6,341) $ (162) $ (90) $ 32,707 $ 36,370 FFO per common share/Common Unit $ 0.22 $ 0.28 AFFO per common share/Common Unit $ 0.27 $ 0.29 Weighted-average diluted common shares/Common Units (3) 123,125 123,834

14 Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited) (Amounts in thousands, except per share metrics) 1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. 2. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 3. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis. Summit GIC Other GIC JV Other JVs Wholly-Owned Joint Venture (1) Joint Ventures (1) Combined Pro Rata Adj Pro Rata Adj Pro Rata For The Six Months Ended June 30, 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 Net (loss) income $ (164) $ 41,764 $ 545 $ (1,930) $ 2,279 $ 1,697 $ 2,660 $ 41,531 $ (286) $ 907 $ (228) $ (170) $ 2,146 $ 42,268 Preferred dividends (7,938) (7,938) — — — — (7,938) (7,938) — — — — (7,938) (7,938) Distributions to and accretion of redeemable non-controlling interests (1,314) (1,314) — — — — (1,314) (1,314) — — — — (1,314) (1,314) Net (loss) income applicable to common shares and Common Units (9,416) 32,512 545 (1,930) 2,279 1,697 (6,592) 32,279 (286) 907 (228) (170) (7,106) 33,016 Real estate-related depreciation 38,454 38,334 32,662 30,396 2,241 2,139 73,357 70,869 (16,004) (14,894) (224) (214) 57,129 55,761 Loss (gain) on disposal of assets and other dispositions, net 38 (28,290) 41 (127) — — 79 (28,417) (20) 62 — — 59 (28,355) FFO applicable to common shares and Common Units 29,076 42,556 33,248 28,339 4,520 3,836 66,844 74,731 (16,310) (13,925) (452) (384) 50,082 60,422 Amortization of deferred financing costs 2,167 2,320 1,107 890 76 30 3,350 3,240 (542) (436) (8) (3) 2,800 2,801 Amortization of franchise fees 179 168 171 157 — — 350 325 (84) (77) — — 266 248 Amortization of intangible assets (16) — 540 1,822 — — 524 1,822 (265) (893) — — 259 929 Equity based compensation 4,705 4,483 — — — — 4,705 4,483 — — — — 4,705 4,483 Debt transaction costs — 567 — 14 15 — 15 581 — (7) (2) — 13 574 Gain on extinguishment of debt — (3,000) — — — — — (3,000) — — — — — (3,000) Non-Cash Interest Income (2) — (266) — — — — — (266) — — — — — (266) Non-cash lease expense, net 253 244 13 (22) — — 266 222 (6) 11 — — 260 233 Casualty losses (gains), net 540 386 170 (863) 14 (404) 724 (881) (83) 423 (1) 40 640 (418) Deferred tax expense (benefit) 974 — 194 (3) — — 1,168 (3) (95) 1 — — 1,073 (2) Other (315) 362 — — 315 — — 362 — — (32) — (32) 362 AFFO applicable to common shares and common units (3) $ 37,563 $ 47,820 $ 35,443 $ 30,334 $ 4,940 $ 3,462 $ 77,946 $ 81,616 $ (17,385) $ (14,903) $ (495) $ (347) $ 60,066 $ 66,366 FFO per common share/Common Unit $ 0.40 $ 0.49 AFFO per common share/Common Unit $ 0.49 $ 0.54 Weighted-average diluted common shares/Common Units (3) 123,742 123,664

15 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

16 Pro Forma Operating Results - By Ownership Interest (Unaudited) (Amounts in thousands, except statistics) 1. Unaudited pro forma information includes operating results for 97 hotels owned as of June 30, 2025, as if all such hotels had been owned by the Company since January 1, 2024. For any hotels acquired by the Company after January 1, 2024 (the “Acquired Hotels”), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2024, to the date the Acquired Hotels were purchased by the Company (the “Pre-acquisition Period”). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after January 1, 2024 (the “Disposed Hotels”), the Company excludes the financial results of each of the Disposed Hotels from January 1, 2024 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results. INN Wholly-Owned (53 Hotels) GIC Joint Venture (41 Hotels) Other Joint Ventures (3 Hotels) Pro Forma (97 Hotels) For The Three Months Ended June 30, 2025 2024 2025 2024 2025 2024 2025 2024 Pro Forma Operating Data (1) Occupancy 78.0% 77.6% 76.8% 78.9% 88.1% 81.3% 77.7% 78.2 % ADR $ 167.52 $ 176.70 $ 160.68 $ 162.18 $ 206.33 $ 198.01 $ 165.70 $ 171.34 RevPAR $ 130.72 $ 137.05 $ 123.36 $ 128.00 $ 181.81 $ 161.08 $ 128.79 $ 133.94 Occupancy change 0.6% (2.7) % 8.3% (0.6) % ADR change (5.2) % (0.9) % 4.2% (3.3) % RevPAR change (4.6) % (3.6) % 12.9% (3.8) % Pro forma total revenues $ 112,915 $ 117,116 $ 72,321 $ 74,521 $ 7,681 $ 6,802 $ 192,917 $ 198,439 Pro forma hotel EBITDA $ 38,182 $ 44,267 $ 27,691 $ 29,497 $ 2,548 $ 1,900 $ 68,421 $ 75,664 Pro forma hotel EBITDA Margin 33.8% 37.8% 38.3% 39.6% 33.2% 27.9% 35.5% 38.1%

17 Pro Forma Operating Results - By Ownership Interest (Unaudited) (Amounts in thousands, except statistics) 1. Unaudited pro forma information includes operating results for 97 hotels owned as of June 30, 2025, as if all such hotels had been owned by the Company since January 1, 2024. For any Acquired Hotels, the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the Pre-acquisition Period. The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any Disposed Hotels, the Company excludes the financial results of each of the Disposed Hotels from January 1, 2024 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results. INN Wholly-Owned (53 Hotels) GIC Joint Venture (41 Hotels) Other Joint Ventures (3 Hotels) Pro Forma (97 Hotels) For The Six Months Ended June 30, 2025 2024 2025 2024 2025 2024 2025 2024 Pro Forma Operating Data (1) Occupancy 74.1% 73.3% 75.6% 77.5% 89.3% 83.7% 75.0% 75.2 % ADR $ 166.09 $ 172.66 $ 169.38 $ 166.33 $ 246.73 $ 239.00 $ 169.22 $ 171.48 RevPAR $ 123.11 $ 126.56 $ 128.05 $ 128.94 $ 220.33 $ 200.03 $ 126.90 $ 128.89 Occupancy change 1.1% (2.5) % 6.7% (0.2) % ADR change (3.8) % 1.8% 3.2% (1.3) % RevPAR change (2.7) % (0.7) % 10.1% (1.5) % Pro forma total revenues $ 211,346 $ 216,841 $ 148,839 $ 150,306 $ 17,210 $ 15,784 $ 377,395 $ 382,931 Pro forma hotel EBITDA $ 67,536 $ 76,039 $ 59,751 $ 60,658 $ 6,739 $ 5,467 $ 134,026 $ 142,164 Pro forma hotel EBITDA Margin 32.0% 35.1% 40.1% 40.4% 39.2% 34.6% 35.5% 37.1%

18 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

19 Capitalization - Total Enterprise Value (Unaudited) (Amounts in thousands, except common share price & dividends) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Common Share Price & Dividends At quarter ended $ 5.09 $ 5.41 $ 6.85 $ 6.86 $ 5.99 High during quarter ended $ 5.56 $ 6.96 $ 7.22 $ 7.08 $ 6.63 Low during quarter ended $ 3.57 $ 5.28 $ 5.94 $ 5.66 $ 5.72 Common dividends per share $ 0.08 $ 0.08 $ 0.08 $ 0.08 $ 0.08 Common Shares & Units Common shares outstanding 108,812 112,222 108,436 108,453 108,276 Common units outstanding 13,009 13,009 15,933 15,943 15,948 Total common shares and units outstanding 121,821 125,231 124,369 124,396 124,224 Capitalization Market value of common equity at quarter end $ 620,069 $ 677,500 $ 851,928 $ 853,357 $ 744,102 Par value of preferred equity - 6.250% Series E 160,000 160,000 160,000 160,000 160,000 Par value of preferred equity - 5.875% Series F 100,000 100,000 100,000 100,000 100,000 Par value of preferred equity - 5.250% Series Z 50,000 50,000 50,000 50,000 50,000 Consolidated total debt 1,434,703 1,427,359 1,408,007 1,348,544 1,359,186 Less: Consolidated unrestricted cash (39,490) (48,194) (40,637) (51,698) (45,873) Consolidated total enterprise value 2,325,282 2,366,665 2,529,298 2,460,203 2,367,415 Noncontrolling interest in consolidated total debt - GIC JV (325,460) (325,492) (325,579) (301,112) (301,196) Noncontrolling interest in consolidated total debt - Other JVs (5,800) (4,559) (4,606) (4,653) (4,700) Noncontrolling interest in consolidated total cash - GIC JV 6,140 11,720 7,956 10,044 7,860 Noncontrolling interest in consolidated total cash - Other JVs 258 215 218 283 340 Pro rata total enterprise value $ 2,000,420 $ 2,048,549 $ 2,207,287 $ 2,164,765 $ 2,069,719

20 Number of Pro Rata Base Interest Fixed/ Fully-Extended Encumbered Principal Non-controlling Principal As of June 30, 2025 Spread Rate Rate Variable Maturity Date Properties Outstanding Interests Outstanding Senior Credit Facility $400 Million Revolver 1.95% 4.42% 6.37% Variable 06/21/2028 n/a $ 25,000 $ — $ 25,000 $200 Million Term Loan 1.90% 4.43% 6.33% Variable 06/21/2028 n/a 200,000 — 200,000 Total Senior Credit and Term Loan Facility 225,000 — 225,000 Convertible Notes n/a n/a 1.50% Fixed 02/15/2026 n/a 287,500 — 287,500 Term Loans Regions Bank 2024 Term Loan Facility 1.90% 4.43% 6.33% Variable 02/26/2029 n/a 200,000 — 200,000 $275 Million 2025 Delayed Draw Term Loan 1.90% 4.42% 6.32% Variable 03/27/2030 n/a — — — 200,000 — 200,000 712,500 — 712,500 Brickell Joint Venture Mortgage Loan Wells Fargo Bank, N.A. 2.60% 4.32% 6.92% Variable 05/15/2030 2 58,000 (5,800) 52,200 GIC Joint Venture Credit Facility and Term Loans $125 Million Revolver 2.15% 4.43% 6.58% Variable 09/15/2028 n/a 125,000 (61,250) 63,750 $125 Million Term Loan 2.10% 4.43% 6.53% Variable 09/15/2028 n/a 125,000 (61,250) 63,750 Bank of America, N.A. Term Loan (1) 2.75% 4.44% 7.19% Variable 01/13/2027 n/a 396,037 (194,058) 201,979 Wells Fargo n/a n/a 4.99% Fixed 06/06/2028 1 12,391 (6,072) 6,319 PACE Loan n/a n/a 6.10% Fixed 07/31/2040 n/a 5,775 (2,830) 2,945 Total GIC Joint Venture Credit Facility and Term Loans 1 664,203 (325,460) 338,743 Total Joint Venture Debt 3 722,203 (331,260) 390,943 Total Debt 3 $ 1,434,703 $ (331,260) $ 1,103,443 Debt Schedule - Part I (Unaudited) (Amounts in thousands except for number of properties) 1. In July 2025, we closed on a new $400 million senior unsecured term loan that refinanced and replaced the Bank of America, N.A. Term Loan. The new $400 million senior unsecured term loan has an initial maturity date of July 2028 and can be extended for two 12-month periods at the Company’s option, subject to certain conditions, for a fully extended maturity date of July 2030.

21 Debt Schedule - Part II (Unaudited) (Amounts in thousands) Principal Amount Fixed Debt Variable Debt Effective Interest As of June 30, 2025 Outstanding Outstanding Outstanding Rate Total Debt $ 1,434,703 $ 305,666 $ 1,129,037 5.65 % Non-controlling Interests in Joint Ventures (331,260) (8,902) (322,358) Pro Rata Debt $ 1,103,443 $ 296,764 $ 806,679 5.27% % of Pro Rata Debt 100% 27% 73 % Pro Rata Adjustment for Swaps in Effect — 530,200 (530,200) Pro Rata Debt Including Swaps $ 1,103,443 $ 826,964 $ 276,479 4.60% % of Pro Rata Debt Including Swaps 100% 75% 25 % Notional Effective Maturity Interest Rate Swaps Value Swap Rate Date Date Regions - 2018 - $125mm $ 125,000 2.9170 % December 31, 2018 December 31, 2025 Capital One - 2022 - $100mm 100,000 2.6000 % January 31, 2023 January 31, 2027 Regions - 2022 - $100mm 100,000 2.5625 % January 31, 2023 January 31, 2029 Capital One - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2024 - $100mm 100,000 3.7650 % October 1, 2024 January 13, 2026 Wells Fargo - 2025 - $58mm 58,000 3.5740 % June 2, 2025 May 15, 2028 Total Swaps $ 683,000 3.1266%

22 Debt Schedule - Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals. (2) Represents the pro-rata maturity of the $400 million GIC Term Loan that was refinanced in July 2025. Pro Rata Debt Maturity Ladder at June 30, 2025 $25.0 $287.5 $200.0 $127.5 $0.0 $52.2 $200.0 $202.0 $6.3 $2.9 $400M Senior Revolver Convertible Senior Notes $200M Senior Term Loan $200M GIC JV Credit Facility Brickell JV Mortgage Debt $200M Senior Term Loan $400M GIC JV Term Loan Mortgage Debt 2025 2026 2027 2028 2029 2030 2031 + 0 100 200 300 400 500 600 $275 Million Delayed Draw Term Loan in place to refinance Convertible Senior Notes in February 2026 $275.0 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ | | | | | | | | | | | (1) (2)

23 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

24 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership) Hyatt Place - Denver South/Park Meadows 1 127 Upscale Suburban Hyatt Place - Denver Tech Center 1 126 Upscale Suburban Hyatt Place - Scottsdale/Old Town 1 126 Upscale Resort Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf 1 252 Upper Midscale Urban Courtyard - Dallas/Arlington South 1 103 Upscale Suburban Residence Inn - Dallas/Arlington South 1 96 Upscale Suburban Hyatt Place - Orlando/Convention Center 1 151 Upscale Resort Hyatt Place - Orlando/Universal 1 150 Upscale Resort Hyatt Place - Minneapolis/Downtown 1 213 Upscale Urban Springhill Suites - Nashville MetroCenter 1 78 Upscale Urban Courtyard - New Orleans Downtown Near the French Quarter 1 140 Upscale Urban Hyatt Place - Portland Airport/Cascade Station 1 136 Upscale Airport Residence Inn - Portland Airport at Cascade Station 1 124 Upscale Airport Courtyard - New Orleans/Metairie 1 153 Upscale Suburban Staybridge Suites - Denver/Cherry Creek 1 121 Upscale Suburban Hyatt House - Denver Tech Center 1 135 Upscale Suburban Courtyard - Atlanta Downtown 1 150 Upscale Urban Hyatt Place - Garden City 1 122 Upscale Suburban Residence Inn - New Orleans/Metairie 1 120 Upscale Suburban Hilton Garden Inn - Greenville 1 120 Upscale Suburban Fairfield Inn & Suites - Louisville Downtown 1 140 Upper Midscale Urban

25 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) SpringHill Suites - Louisville Downtown 1 198 Upscale Urban SpringHill Suites - Indianapolis Downtown 1 156 Upscale Urban Courtyard - Indianapolis Downtown 1 297 Upscale Urban Hampton Inn & Suites - San Diego/Poway 1 108 Upper Midscale Suburban Hampton Inn & Suites - Camarillo 1 116 Upper Midscale Suburban Hilton Garden Inn - Houston/Galleria Area 1 182 Upscale Urban Doubletree by Hilton San Francisco Airport North Bayfront 1 210 Upscale Airport Hilton Garden Inn - Houston/Energy Corridor 1 190 Upscale Suburban Hampton Inn & Suites - Austin/Downtown/Convention Center 1 209 Upper Midscale Urban Hampton Inn & Suites - Minneapolis/Downtown 1 211 Upper Midscale Urban Residence Inn - Bridgewater/Branchburg 1 101 Upscale Suburban Hyatt House - Across From Universal Orlando Resort 1 168 Upscale Resort Residence Inn - Baltimore/Hunt Valley 1 141 Upscale Suburban Hotel Indigo - Asheville Downtown 1 116 Upper Upscale Urban Courtyard - Atlanta Decatur Downtown/Emory 1 179 Upscale Suburban Courtyard - Nashville Vanderbilt/West End 1 226 Upscale Urban Residence Inn - Atlanta Midtown/Peachtree at 17th 1 160 Upscale Urban Hyatt House - Miami Airport 1 163 Upscale Airport Marriott - Boulder 1 165 Upper Upscale Urban Hyatt Place - Chicago/Downtown-The Loop 1 206 Upscale Urban Hyatt Place - Phoenix/Mesa 1 152 Upscale Suburban Courtyard - Fort Lauderdale Beach 1 261 Upscale Resort

26 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) Courtyard - Charlotte City Center 1 182 Upscale Urban Hampton Inn & Suites - Baltimore Inner Harbor 1 116 Upper Midscale Urban Residence Inn - Baltimore Downtown/Inner Harbor 1 189 Upscale Urban Courtyard - Kansas City Country Club Plaza 1 123 Upscale Urban Courtyard - Fort Worth Downtown/Blackstone 1 203 Upscale Urban AC Hotel - Atlanta Downtown 1 255 Upscale Urban Hilton Garden Inn - Waltham 1 148 Upscale Suburban Residence Inn - Cleveland Downtown 1 175 Upscale Urban Courtyard - New Haven at Yale 1 207 Upscale Urban Residence Inn - Boston/Watertown 1 150 Upscale Suburban INN Wholly-Owned (100% Ownership) 53 8,546

27 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) Courtyard - Scottsdale North 1 153 Upscale Resort Springhill Suites - Scottsdale North 1 121 Upscale Resort Hampton Inn & Suites - Tampa/Ybor City/Downtown 1 138 Upper Midscale Urban Homewood Suites - Aliso Viejo/Laguna Beach 1 129 Upscale Suburban Courtyard - Pittsburgh Downtown 1 183 Upscale Urban Homewood Suites - Tucson/St. Philip's Plaza University 1 122 Upscale Resort Hampton Inn & Suites - Silverthorne 1 88 Upper Midscale Resort Hilton Garden Inn - San Jose / Milpitas 1 161 Upscale Suburban Residence Inn - Portland Downtown / Riverplace 1 258 Upscale Urban Residence Inn - Portland / Hillsboro 1 122 Upscale Suburban Residence Inn - Steamboat Springs 1 110 Upscale Small Metro/Town Embassy Suites - Tucson / Paloma Village 1 120 Upper Upscale Resort Residence Inn - Scottsdale North 1 120 Upscale Resort AC Hotel - Dallas Downtown 1 128 Upscale Urban Residence Inn - Dallas Downtown 1 121 Upscale Urban Hampton Inn & Suites - Dallas Downtown 1 176 Upper Midscale Urban SpringHill Suites - Dallas Downtown 1 148 Upscale Urban Hilton Garden Inn - Grapevine at Silver Lake Crossing 1 152 Upscale Airport Holiday Inn Express & Suites - DFW / Grapevine 1 95 Upper Midscale Airport Courtyard - Dallas DFW Airport / North Grapevine 1 181 Upscale Airport TownePlace Suites - Dallas / Grapevine 1 120 Upper Midscale Airport Hyatt Place - Dallas / Grapevine 1 125 Upscale Airport

28 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) AC Hotel - Dallas / Frisco 1 150 Upscale Suburban Residence Inn - Dallas / Frisco 1 150 Upscale Suburban Canopy Hotel - Dallas / Frisco Station 1 150 Upper Upscale Suburban Residence Inn - Tyler 1 119 Upscale Small Metro/Town Hilton Garden Inn - Longview 1 122 Upscale Small Metro/Town AC Hotel - Houston Downtown 1 195 Upscale Urban Homewood Suites - Midland 1 118 Upscale Suburban Hyatt Place - Lubbock 1 125 Upscale Urban Courtyard - Amarillo Downtown 1 107 Upscale Urban Embassy Suites - Amarillo Downtown 1 226 Upper Upscale Urban AC Hotel - Oklahoma City / Bricktown 1 142 Upscale Urban Hyatt Place - Oklahoma City / Bricktown 1 134 Upscale Urban Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown 1 124 Upper Midscale Urban SpringHill Suites - New Orleans Downtown / Canal Street 1 74 Upscale Urban TownePlace Suites - New Orleans Downtown / Canal Street 1 105 Upper Midscale Urban Canopy Hotel - New Orleans Downtown 1 176 Upper Upscale Urban The Nordic Lodge - Steamboat Springs 1 45 Independent Small Metro/Town Hampton Inn Boston-Logan Airport 1 250 Upper Midscale Airport Hilton Garden Inn Tysons Corner 1 149 Upscale Urban GIC Joint Venture (51% Ownership) 41 5,732

29 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. Hotels Rooms STR Chain Scale STR Location Other Joint Ventures (90% Ownership) AC Hotels by Marriott - Miami Brickell 1 156 Upscale Urban Element - Miami Brickell 1 108 Upscale Urban Onera - Fredericksburg 1 35 N/A Small Metro/Town Other Joint Ventures (90% Ownership) 3 299 Pro Forma 97 14,577

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